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                                                                         EX-10DD



                        THE CHASE MANHATTAN CORPORATION
                         THE CHASE MANHATTAN BANK, N.A.

                                     * * *

                              TERMS AND PROVISIONS
                                 GOVERNING THE
                  CHASE DIRECTORS' RETAINER AND FEE DEFERRALS

                                     * * *

                            INSTRUMENT OF AMENDMENT


         WHEREAS, each Director of The Chase Manhattan Corporation and each Director of The Chase Manhattan Bank, N.A. is entitled to defer receipt of all or a portion of such Director's retainer and other fees, pursuant to resolutions adopted from time to time by the respective Boards of Directors of The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A. setting forth the terms and provisions of such deferrals (the "Terms and Provisions");

         WHEREAS, the Board of Directors of The Chase Manhattan Corporation and the Board of Directors of The Chase Manhattan Bank, N.A. each resolved on August 25, 1995, that the Terms and Provisions be amended as set forth in this Instrument of Amendment;

         NOW, THEREFORE, the Terms and Provisions are hereby amended as follows:

1. Section 6-A(b)(ii) of the Terms and Provisions is amended by inserting at the end thereof the following:

         Any Approved Change in Control shall not constitute a Change in Control for purposes of this document. As used herein, the term "Approved Change in Control" means any Change in Control occurring by reason of or upon the occurrence of the transactions and events contemplated by the Merger Agreement. "Merger Agreement" means any agreement or plan of merger or consolidation between CMC and Chemical Banking Corporation that is approved by the Boards of Directors of CMC and Chemical Banking Corporation on or before September 30, 1995, as modified from time to time.


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2. This Instrument of Amendment shall be effective as of August 25, 1995.

         IN WITNESS WHEREOF, each of The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A. has executed this Instrument of Amendment as of August 25, 1995.

                                                 THE CHASE MANHATTAN CORPORATION


                                                  By:  /s/ JOHN J. FARRELL
                                                     ---------------------------
                                                     John J. Farrell
                                                     Executive Vice President


                                                  THE CHASE MANHATTAN BANK, N.A.


                                                  By:  /s/ JOHN J. FARRELL
                                                     ---------------------------
                                                     John J. Farrell
                                                     Executive Vice President